THIRD AMENDMENT TO CREDIT AGREEMENT
     Dated as of June 15, 1995


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is being entered into by and among LUTCHER-MOORE DEVELOPMENT CORPORATION, a Louisiana corporation ("Development Corporation"), LUTCHER & MOORE CYPRESS LUMBER COMPANY, a Louisiana partnership in commendam ("Lumber Company") (Development Corporation and Lumber Company, collectively, the "Borrowers"), and THE FIRST NATIONAL BANK OF LAKE CHARLES, a national banking association (the "Lender"), with MARY ELIZABETH MECOM, THE ESTATE OF JOHN W. MECOM, THE MARY ELIZABETH MECOM IRREVOCABLE TRUST, MATILDA GRAY STREAM, THE OPAL GRAY TRUST, HAROLD H. STREAM, III, THE SUCCESSION OF EDWARD CARMOUCHE, and VIRGINIA MARTIN CARMOUCHE (collectively, the "Guarantors"), as intervenors, and with L. M. HOLDING ASSOCIATES, L. P., A LOUISIANA PARTNERSHIP IN COMMENDAM ("Holding"), also as intervenor.


     WITNESSETH:

     THAT,

     WHEREAS, the Borrowers and the Lender have heretofore entered into that certain Credit Agreement dated as of November 16, 1987, as heretofore amended by that certain First Amendment to Credit Agreement dated as of May 29, 1991, between the Borrowers and the Lender, and by that certain Second Amendment to Credit Agreement dated as of May 26, 1994, among the Borrowers, Lender, Guarantors and Holding (said Credit Agreement, as so amended, the "Original Credit Agreement"); and,

     WHEREAS, pursuant to the Original Credit Agreement, the Borrowers executed and delivered to the Lender a promissory note made by the Borrowers dated May 26, 1994, payable to the order of the Lender in the principal sum of $3,250,000.00, which promissory note was amended by that certain Act of Correction to Promissory Note dated June 1, 1994, by and between Lender and Borrowers (as so amended, the "Existing Note"); and,

     WHEREAS, the Existing Note has an existing principal balance of $2,883,717.84, which amount is due and payable in full under the terms of the Existing Note; and,

     WHEREAS, the Borrowers, the Guarantors, and Holding have all requested the Lender to renew, extend and modify the terms of repayment of the debt currently evidenced by the Existing Note, and the Lender has agreed to do so, subject to the terms and conditions of this Amendment.


       NOW, THEREFORE, the parties hereto agree as follows:


     SECTION 1.  Amendments to the Original Credit Agreement.


     (a) Section 1.1.4 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          "Commitment" shall mean the obligation of the Lender to renew, extend and modify $2,883,717.84 of the indebtedness of the Borrowers to the Lender heretofore evidenced by the Existing Note under the terms and conditions set forth herein.

     (b) Section 1.1.20 of the Original Credit Agreement is hereby amended to read in its entirety as follows:
          "Maturity Date" means the earlier to occur of
          (i) January 15, 1996, or (ii) the earlier date of the Lender's acceleration of the Obligations pursuant to
          Section 8.1 hereof.

     (c) Section 1.1.21 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          "Existing Note" means that certain promissory note made by the Borrowers dated May 26, 1994, payable to the order of the Lender in the principal sum of $3,250,000.00, as amended by that certain Act of Correction to Promissory Note between Borrowers and Lender dated June 1, 1994.

     (d) Section 2.1 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          The Commitment. The Lender agrees, subject to the terms and conditions hereof, to renew and extend
          $2,883,717.84 of the indebtedness of the Borrowers heretofore evidenced by the Existing Note from the date hereof until the Maturity Date.

     (e) Section 2.2 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          The Note. The $2,883,717.84 in indebtedness heretofore evidenced by the Existing Note being renewed and extended (but not novated) pursuant to the terms hereof shall be evidenced by a promissory note made by both Borrowers in solido dated June 15, 1995, 1995, payable to the order of the Lender in the principal sum of $2,883,717.84, bearing interest at the rate of 10% per annum, payable on demand, or if no demand is made, in six (6) installments of $52,300.00 each, commencing July 15, 1995, and continuing on the same day of each month thereafter, plus a final payment of all outstanding principal and accrued interest due on the Maturity Date (the "Note").

In addition, all references in the Original Credit Agreement to the term "Note" are hereby amended to refer the Note, as defined herein.

     (f) Article IV of the Original Credit Agreement is hereby deleted in its entirety and replaced with the following:


     ARTICLE IV

CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

     4.1     The obligation of Lender to honor the
Commitment is subject to the following conditions precedent:

     (a)     The representations and warranties of
          Borrowers set forth herein, or in any
          other document furnished to Lender in connection herewith, shall be true and correct, when made and on and as of the date of the renewal of the Obligations pursuant hereto, as if restated in full on and as of such date;

     (b)     Lender shall have received specific
          corporate resolutions of Development Corporation and Holdings and proof of authority for the person or persons signing this Amendment, the Note or any of the Collateral Documents on behalf of Lumber Company or any Guarantor which is a trust or estate, all of which must be satisfactory in form and substance to Lender;

     (c)     Lender shall have received, in form
          and substance satisfactory to Lender, fully executed counterparts of this Amendment, the Note, and the modification to the Lumber Company Note;

     (d)     No Default or Event of Default exists
          hereunder or shall result from the transactions contemplated hereby (except as may have been waived by Lender in writing);

     (e)     Lender shall have received opinions
          of counsel for Borrowers, Guarantors, and Holding, in form and substance satisfactory to Lender;

     (f)     Lender shall have received a deposit
          of $283,000.00 in the deposit account affected by the Holding Assignment of Deposit Account; and,

     (g)     Lender shall have received a fully
          executed counterpart of an amendment to the Servicing
          Agreement, in form and substance satisfactory to it.

4.2 Conditions Subsequent. Lender's obligations to allow the Obligations to remain outstanding shall be subject to the satisfaction of the following conditions subsequent:

     (a)     To the extent the opinion of counsel
          to Borrowers cannot state that no court
          orders are required in connection with the transactions contemplated hereby from the Succession of Edward Carmouche and the Estate of John W. Mecom, such court orders shall be obtained to Lender's satisfaction within 45 days of the date hereof;

          (b) Lender shall receive, on or before July 15, 1995, an endorsement to the title policy insuring the Mortgage pursuant to which the title shall be brought current through the date of this Amendment, which shall evidence no liens against the Lands and Leases covered by the Mortgage other than the Mortgage and other mortgages or liens which have been consented to in writing by the Lender; and,

          (c) Holding shall continue to deposit a minimum of $13,000 per month (commencing July, 1995), exclusive of the $283,000.00 deposit required pursuant to Section 4.1(f) hereof, in the deposit account affected by the Holding Assignment of Deposit Account.

     (g)     Section 8.1 of the Original Credit Agreement is
     hereby amended to revise     subparagraph (i) thereof to read
     in its entirety as follows:

          (i) Failure of the Borrowers to deliver to the Lender the title insurance endorsement required pursuant to
Section 4.2(b) hereof on or prior to July 15, 1995, or the failure of the Borrowers to timely obtain and deliver to Lender the court orders, if any, required pursuant to Section 4.2(a) hereof;


     SECTION 2. No Defaults; Representations True. The Borrowers, the Guarantors, and Holding hereby represent and warrant that, to the best of their knowledge, no Event of Default or potential Event of Default has occurred and is continuing as of the date hereof under the Original Credit Agreement, as amended hereby, and that, to the best of their knowledge, all of the representations, warranties, and covenants made in the Note and in Original Credit Agreement, and in all other documents pertaining or relating to the Original Credit Agreement, as amended hereby, are, as of the date hereof, true and correct in all material aspects.

       SECTION 3. No Defenses. The Borrowers represent and warrant that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Note; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist, whether known or unknown, such items are hereby waived by the Borrowers.

     SECTION 4. Modification of Lumber Company Note. The Lender agrees to allow the Borrowers to enter into a modification of the Lumber Company Note, as defined in the Original Credit Agreement, which the Lender currently holds in pledge pursuant to the Lumber Company Note Pledge, as defined in the Original Credit Agreement, to provide that its payment terms are the same as the payment terms of the Note.

     SECTION 5. Conditions Precedent. This Amendment is expressly subject to the prior satisfaction of the conditions precedent set forth in Articles 4.1 of the Original Credit
Agreement, as amended hereby.

     SECTION 6. No Novation. Nothing in this Agreement shall constitute the satisfaction or extinguishment of the amounts owed under the Existing Note, nor shall it be a novation of the amounts owed under the Existing Note. Nothing contained in this Agreement shall be deemed to imply any obligation of the Lender to renew the Note beyond its final maturity date of June 15, 1996, or beyond the date of the Lender's earlier acceleration thereof pursuant to
Section 8.1 of the Original Credit Agreement, as amended hereby.

     SECTION 7. Ratification and Confirmation. Except as expressly modified herein, all terms and provisions of the Original Credit Agreement, and all terms and provisions of all other documents securing or evidencing the obligations of the Borrowers under the Original Credit Agreement, as amended hereby (including without limitation those Collateral Documents described in Section 3.2 of the Original Credit Agreement) are hereby ratified and confirmed, and shall be and shall remain in full force and effect, enforceable in accordance with their terms.
The Borrowers hereby confirm and ratify all Collateral Documents to which they are a party, and agree that such instruments shall continue to apply to and secure payment of, without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note. The Borrowers and the Lender hereby acknowledge that the Collateral Note (as defined in the Original Credit Agreement) has been constantly held by the Lender since November 16, 1987, pursuant to the terms of the Pledge (as defined in the Original Credit Agreement), and that the Lender shall continue to hold the Collateral Note in pledge pursuant to the terms and provisions of the Pledge (as defined in the Original Credit Agreement), as confirmed and ratified hereby.

     SECTION 8. Intervention by Guarantors. Now to these presents intervene the Guarantors (including without limitation, the undersigned representative of the Succession of Edward M. Carmouche, who acknowledges, confirms and ratifies the Guaranty of Edward M. Carmouche and the prior pledge of his partnership interest in Lumber Company pursuant to the Partnership Pledge), who hereby agree to the terms of this Agreement, who further confirm and ratify (i) their respective Guaranties, as defined in the Original Credit Agreement, guaranteeing payment of the indebtedness of the Borrowers to the Lender, and (ii) the Partnership Pledge, as defined in the Original Credit Agreement, and who agree that such Guaranties and Partnership Pledge shall continue to apply to and secure payment of, without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note.

     SECTION 9. Intervention by Holding. Now to these presents intervenes Holding, who hereby agrees to the terms of this Amendment. Holding does hereby further confirm and ratify the Holding Security Agreement, the Holding Collateral Assignment, the Lumber Company Note (as modified), the vendor's lien and mortgage securing the Lumber Company Note, and the Lumber Company Note Pledge (subject to the terms of the modification of the Lumber Company Note as anticipated herein), and the Holding Assignment of Deposit Account, and agrees that such instruments shall continue to apply to and secure payment of, without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note. Lumber Company, Holding and the Lender hereby acknowledge that the Lumber Company Note has been constantly held by the Lender since May 29, 1991, pursuant to the terms of the Lumber Company Note Pledge, and that the Lender shall continue to hold the Lumber Company Note (as modified with the consent of Lender pursuant to the provisions of Section 4 hereof) in pledge pursuant to the terms and provisions of the Lumber Company Note Pledge, as confirmed and ratified hereby.

     SECTION 10. Fees and Expenses. Holding hereby agrees to pay all fees, taxes, costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Amendment and of all Collateral Documents (or modifications or confirmations thereof) executed in connection with the transactions contemplated hereby, including without limitation the disbursements and reasonable fees of counsel to the Lender and the costs of the endorsement to the title policy required hereunder, and the Borrowers and Holding hereby agree to bound in solido to the Bank for the payment of all costs and expenses of the Lender in connection with the enforcement of the Original Credit Agreement, as amended hereby, the Note or the other Collateral Documents, including reasonable attorney's fees and disbursements incurred in connection therewith.

     SECTION 11. Further Assurances. The Borrowers, Guarantors, and Holding agree to do, execute, acknowledge and deliver, all and every such further acts and instruments as the Lender may reasonably require for the better assuring and confirming unto the Lender all and singular the rights granted or intended to be granted hereby or hereunder.

     SECTION 12. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Original Credit Agreement.

     SECTION 13. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     SECTION 14. Governing Law; Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and shall be binding upon the parties hereto and their respective successors and assigns.

      SECTION 15. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by themselves or their duly authorized representatives as of June 15, 1995.


WITNESSES:     THE BORROWERS:

/s/ David R. McDaniel
-----------------------        LUTCHER-MOORE DEVELOPMENT
     CORPORATION

/s/ J. William Becknell         /s/ John W. Mecom III
-----------------------     By:-------------------------
                                John W. Mecom, III, President

                                LUTCHER & MOORE CYPRESS LUMBER
                                 COMPANY, A Louisiana Partnership
                                  in Commendam
/s/ Pearline Tate
-----------------------     By:---------------------------
                                 The Mary Elizabeth Mecom
                                    Irrevocable Trust, its
                                    GeneralPartner

/s/ J. William Becknell          /s/ Mary Elizabeth Mecom
-----------------------     By:------------------------------
                                   Mary Elizabeth Mecom,
                                    its Trustee

          -----------------------     By:------------------------------
                                            Matilda Gray Stream, its
                                        General Partner
------------------------      THE LENDER:

                                        THE FIRST NATIONAL BANK OF LAKE
                                         CHARLES

          ------------------------    By:------------------------------
                                            Wayne B. Gabbert,
                                  Executive Vice President

                                   THE INTERVENORS:
/s/ Pearline Tate
------------------------
                                   /s/ Mary Elizabeth Mecom
/s/ J. William Becknell        -------------------------------
------------------------           MARY ELIZABETH MECOM
                                   ESTATE OF JOHN W. MECOM

/s/ Pearline Tate
------------------------
                                   /s/ Mary Elizabeth Mecom
/s/ J. william Becknell     By:-------------------------------
------------------------         Mary Elizabeth Mecom,
                                 Independent Co-Executrix

/s/ David R. McDaniel
------------------------
                                   /s/ John W. Mecom III
/s/ J. William Becknell     By:--------------------------------
------------------------          John W. Mecom, III,
                                  Independent Co-Executor

                              THE MARY ELIZABETH MECOM
                               IRREVOCABLE TRUST
/s/ Pearline Tate
------------------------
                              /s/ Mary Elizabeth Mecom
/s/ J. William Becknell    By:---------------------------------
------------------------       Mary Elizabeth Mecom, its
                                Trustee

------------------------
                              ---------------------------------
------------------------       MATILDA GRAY STREAM

                                   OPAL GRAY TRUST
------------------------
                              By:------------------------------
------------------------         Harold Newton, its Co-Trustee

------------------------
                              By:------------------------------
------------------------        Bruce N. Kirkpatrick, its
                                  Co-Trustee

------------------------
                              ----------------------------------
------------------------      HAROLD H. STREAM, III


                              SUCCESSION OF EDWARD M. CARMOUCHE
-------------------------
                               By:-------------------------------
-------------------------          Virginia Martin Carmouche,
                                    Executrix

--------------------------
                                  -------------------------------
--------------------------         VIRGINIA MARTIN CARMOUCHE


                                L.M. HOLDING ASSOCIATES, L.P.,
                              A Louisiana Partnership in Commendam
                              By:  XCL Land Ltd., General Partner

--------------------------         /s/ Pam Shanks
                              By:-------------------------------
--------------------------       Title:VP, CFO and Treasurer